EXHIBIT 99B(16)

POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING VP Balanced Portfolio, Inc.	33-27247	811-5773
ING Strategic Allocation Portfolios, Inc.	33-88334	811-8934
ING Series Fund, Inc.	33-41694	811-6352
ING Variable Portfolios, Inc.	333-05173	811-7651
ING GET Fund	33-12723	811-5062
ING VP Intermediate Bond Portfolio	2-47232	811-2361
ING VP Money Market Portfolio	2-53038	811-2565
ING Variable Funds	2-51739	811-2514

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 17, 2007.

/s/ Albert E. DePrince
Albert E. DePrince, Jr., Director/Trustee

POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING VP Balanced Portfolio, Inc.	33-27247	811-5773
ING Strategic Allocation Portfolios, Inc.	33-88334	811-8934
ING Series Fund, Inc.	33-41694	811-6352
ING Variable Portfolios, Inc.	333-05173	811-7651
ING GET Fund	33-12723	811-5062
ING VP Intermediate Bond Portfolio	2-47232	811-2361
ING VP Money Market Portfolio	2-53038	811-2565
ING Variable Funds	2-51739	811-2514

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 17, 2007.

/s/ Fredric A. Nelson III
Fredric A. Nelson III, Director/Trustee

POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING VP Balanced Portfolio, Inc.	33-27247	811-5773
ING Strategic Allocation Portfolios, Inc.	33-88334	811-8934
ING Series Fund, Inc.	33-41694	811-6352
ING Variable Portfolios, Inc.	333-05173	811-7651
ING GET Fund	33-12723	811-5062
ING VP Intermediate Bond Portfolio	2-47232	811-2361
ING VP Money Market Portfolio	2-53038	811-2565
ING Variable Funds	2-51739	811-2514

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 17, 2007.

/s/ Corine T. Norgaard
Corine T. Norgaard, Director/Trustee

POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING VP Balanced Portfolio, Inc.	33-27247	811-5773
ING Strategic Allocation Portfolios, Inc.	33-88334	811-8934
ING Series Fund, Inc.	33-41694	811-6352
ING Variable Portfolios, Inc.	333-05173	811-7651
ING GET Fund	33-12723	811-5062
ING VP Intermediate Bond Portfolio	2-47232	811-2361
ING VP Money Market Portfolio	2-53038	811-2565
ING Variable Funds	2-51739	811-2514

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 17, 2007.

/s/ Edward T. O’Dell
Edward T. O’Dell, Director/Trustee

POWER OF ATTORNEY

I, the undersigned Officer and Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING VP Balanced Portfolio, Inc.	33-27247	811-5773
ING Strategic Allocation Portfolios, Inc.	33-88334	811-8934
ING Series Fund, Inc.	33-41694	811-6352
ING Variable Portfolios, Inc.	333-05173	811-7651
ING GET Fund	33-12723	811-5062
ING VP Intermediate Bond Portfolio	2-47232	811-2361
ING VP Money Market Portfolio	2-53038	811-2565
ING Variable Funds	2-51739	811-2514

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 17, 2007.

/s/ Shaun P. Mathews
Shaun P. Mathews
Director/Trustee and
President and Chief Executive Officer

POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING VP Balanced Portfolio, Inc.	33-27247	811-5773
ING Strategic Allocation Portfolios, Inc.	33-88334	811-8934
ING Series Fund, Inc.	33-41694	811-6352
ING Variable Portfolios, Inc.	333-05173	811-7651
ING GET Fund	33-12723	811-5062
ING VP Intermediate Bond Portfolio	2-47232	811-2361
ING VP Money Market Portfolio	2-53038	811-2565
ING Variable Funds	2-51739	811-2514

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 17, 2007.

/s/ Joseph E. Obermeyer
Joseph E. Obermeyer, Director/Trustee

POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING VP Balanced Portfolio, Inc.	33-27247	811-5773
ING Strategic Allocation Portfolios, Inc.	33-88334	811-8934
ING Series Fund, Inc.	33-41694	811-6352
ING Variable Portfolios, Inc.	333-05173	811-7651
ING GET Fund	33-12723	811-5062
ING VP Intermediate Bond Portfolio	2-47232	811-2361
ING VP Money Market Portfolio	2-53038	811-2565
ING Variable Funds	2-51739	811-2514

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 17, 2007.

/s/ Maria T. Fighetti
Maria T. Fighetti, Director/Trustee

POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING VP Balanced Portfolio, Inc.	33-27247	811-5773
ING Strategic Allocation Portfolios, Inc.	33-88334	811-8934
ING Series Fund, Inc.	33-41694	811-6352
ING Variable Portfolios, Inc.	333-05173	811-7651
ING GET Fund	33-12723	811-5062
ING VP Intermediate Bond Portfolio	2-47232	811-2361
ING VP Money Market Portfolio	2-53038	811-2565
ING Variable Funds	2-51739	811-2514

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 17, 2007.

/s/ Russell Jones
Russell Jones, Director/Trustee

POWER OF ATTORNEY

I, the undersigned Lead Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING VP Balanced Portfolio, Inc.	33-27247	811-5773
ING Strategic Allocation Portfolios, Inc.	33-88334	811-8934
ING Series Fund, Inc.	33-41694	811-6352
ING Variable Portfolios, Inc.	333-05173	811-7651
ING GET Fund	33-12723	811-5062
ING VP Intermediate Bond Portfolio	2-47232	811-2361
ING VP Money Market Portfolio	2-53038	811-2565
ING Variable Funds	2-51739	811-2514

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 17, 2007.

/s/ Sidney Koch
Sidney Koch, Lead Director/Trustee

POWER OF ATTORNEY

I, the undersigned Officer, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety and Shaun P. Mathews, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING VP Balanced Portfolio, Inc.	33-27247	811-5773
ING Strategic Allocation Portfolios, Inc.	33-88334	811-8934
ING Series Fund, Inc.	33-41694	811-6352
ING Variable Portfolios, Inc.	333-05173	811-7651
ING GET Fund	33-12723	811-5062
ING VP Intermediate Bond Portfolio	2-47232	811-2361
ING VP Money Market Portfolio	2-53038	811-2565
ING Variable Funds	2-51739	811-2514

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 17, 2007.

/s/ Todd Modic
Todd Modic
Senior Vice President, Chief/Principal
Financial Officer and Assistant Secretary